                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED APRIL 30, 2001

Seeking total return, a combination of capital growth and income, principally through an internationally diversified portfolio of equity securities.

KEMPER
INTERNATIONAL FUND

     "As the markets wrestle with the peculiar combination of falling short-term interest rates and declining corporate earnings, it is likely that the high volatility we have witnessed in the global markets during the past year will persist."

                                                             [KEMPER FUNDS LOGO]

CONTENTS

3
ECONOMIC OVERVIEW
7
PERFORMANCE UPDATE
9
TERMS TO KNOW
10
LARGEST HOLDINGS
11
PORTFOLIO OF INVESTMENTS
17
FINANCIAL STATEMENTS
20
FINANCIAL HIGHLIGHTS
22
NOTES TO FINANCIAL STATEMENTS

AT A GLANCE

 KEMPER INTERNATIONAL FUND
 TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2001 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                  KEMPER INTERNATIONAL        KEMPER INTERNATIONAL        LIPPER INTERNATIONAL
KEMPER INTERNATIONAL FUND CLASS A                     FUND CLASS B                FUND CLASS C           FUNDS CATEGORY AVERAGE*
---------------------------------                 --------------------        --------------------       -----------------------
-11.33                                                   -11.61                      -11.50                       -9.48

*SOURCE: LIPPER, INC.

PERFORMANCE AND ANY RANKINGS/RATINGS THEREOF ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS.

PLEASE CALL (800) 621-1048 FOR THE FUND'S MOST UP-TO-DATE PERFORMANCE.

PERFORMANCE INCLUDES REINVESTMENT OF ALL DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. WHILE ALL SHARE CLASSES HAVE THE SAME UNDERLYING PORTFOLIO, THEIR PERFORMANCE WILL DIFFER. FOR ADDITIONAL INFORMATION, SEE THE FUND'S PROSPECTUS.

PERFORMANCE FOR CLASS B AND C SHARES REFLECTS CLASS A SHARE PERFORMANCE, ADJUSTED FOR SALES CHARGES AND HIGHER OPERATING EXPENSES.
KEMPER INTERNATIONAL FUND MERGED INTO SCUDDER INTERNATIONAL FUND ON JUNE 15,
2001.

 NET ASSET VALUE

                                   AS OF      AS OF
                                  4/30/01    10/31/00
 .........................................................
    KEMPER INTERNATIONAL FUND
    CLASS A                        $9.58      $11.67
 .........................................................
    KEMPER INTERNATIONAL FUND
    CLASS B                        $9.16      $11.23
 .........................................................
    KEMPER INTERNATIONAL FUND
    CLASS C                        $9.19      $11.25
 .........................................................

 KEMPER INTERNATIONAL FUND
 LIPPER RANKINGS AS OF 4/30/01*

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER INTERNATIONAL FUNDS CATEGORY

                            CLASS A               CLASS B               CLASS C
 ..........................................................................................
    1-YEAR             #453 of 707 funds     #487 of 707 funds     #476 of 707 funds
 ..........................................................................................
    5-YEAR             #213 of 325 funds          #241 of               #238 of
                                                 325 funds             325 funds
 ..........................................................................................
    10-YEAR             #37 of 56 funds             n/a                   n/a
 ..........................................................................................

 DIVIDEND REVIEW

 DURING THE PERIOD, KEMPER INTERNATIONAL FUND PAID THE FOLLOWING DIVIDENDS PER
 SHARE:

                                CLASS A                CLASS B                CLASS C
 ................................................................................................
    LONG-TERM CAPITAL
    GAIN                         $0.425                 $0.425                 $0.425
 ................................................................................................
    SHORT-TERM CAPITAL
    GAIN                         $0.405                 $0.405                 $0.405
 ................................................................................................

INVESTMENTS IN MUTUAL FUNDS INVOLVE RISK. SOME FUNDS, SUCH AS THIS ONE, HAVE MORE RISK THAN OTHERS. THESE INCLUDE FUNDS THAT ALLOW EXPOSURE TO OR OTHERWISE CONCENTRATE INVESTMENTS IN CERTAIN SECTORS, GEOGRAPHIC REGIONS, SECURITY TYPES, FOREIGN SECURITIES OR MARKET CAPITALIZATION. PLEASE READ THIS FUND'S PROSPECTUS FOR SPECIFIC DETAILS REGARDING ITS INVESTMENTS AND RISK PROFILE.

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX(TM)


[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. as of 4/30/01.
BOX]                       Placement within the Morningstar Equity Style
                           Box(TM) is based on two variables: relative median market capitalization and relative price valuations (price-to-book and price-to-earnings) of the fund's portfolio holdings. These numbers are drawn from the fund's portfolio holdings data most recently entered into Morningstar's database and market conditions as of the date indicated above.

ECONOMIC OVERVIEW

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.

DEAR SHAREHOLDER:

Just one year ago, the U.S. economy seemed to be on solid footing. Now, cracks have appeared virtually everywhere. Production and retail sales growth have plunged, profits have nose-dived, layoff announcements have soared and even the strong equity rally in the spring has failed to restore the wealth eaten up by the recent bear market.

  U.S. economic growth ground almost to a halt during the winter, and there is little momentum heading into the spring. We have lowered our growth forecasts to just under 2 percent this year and next. That doesn't leave much of a cushion for anything to go wrong, and the chance of an outright recession is high -- about one in three.

  Naturally, the hunt is on for villains and scapegoats. The last decade's hero, Federal Reserve Board Chairman Alan Greenspan, risks becoming this year's flogging boy. Many believe he triggered the current economic slowdown and equity market drop by raising interest rates inappropriately. But our view is different: Greenspan should have tried harder to curb credit excesses and speculative imbalances early on, but he hardly created the euphoria single-handedly, and he is not solely responsible for the current malaise.

  For one idea of what did cause the current malaise, we only need look at the speed with which production and retail sales growth have headed south. Although it isn't unprecedented, big falloffs in sales and production do tend to set in motion a dangerous chain of events, one that very much increases the risks of recession.

  First, profits suffer. Not even the most trigger-happy, cost-cutting executive can save his bottom line in the short run when revenues dry up unexpectedly. And earnings disappointments for this cycle are flooding in. First quarter 2001 Standard & Poor's (S&P) operating earnings were down 22 percent compared to a year ago, dropping them all the way back to early 1998 levels. More importantly, when CEOs confessed to missing their first quarter targets, they warned investors that the earnings outlook was bleak indeed. And the carnage is not confined to any particular sector. We agree that there is trouble ahead. We look for a 12 percent decline in S&P operating earnings this year, with profits not likely to touch bottom until early 2002.

  Profit shortfalls obviously force executives to curb capital spending, the second link in the chain. First, they have less money to bandy about. Second, why expand when you already have idle facilities? Factory operating rates have fallen to 77 percent, the lowest since the last recession. Services, such as advertising, have excesses, too. So we do think it's reasonable to expect declines in traditional capital goods, such as machine tools, trucks and office furniture. We've cut our capital spending estimate to around 3 percent for this year and next.

  Why have we forecast any capital spending growth at all? First, America has neglected its energy infrastructure, and now it is paying the price. Orders for energy generating capacity have catapulted, and natural gas exploration will mean soaring demand for pipelines, processing facilities and other equipment. Second, technology prices are falling again with a vengeance. That stimulates demand, especially since these products help save on labor, which is getting more expensive. Companies will probably try to hold the line on the dollars they spend for high-tech products for the next year or so, but we think the number of computers and storage devices they purchase will still go up.

  Still, despite our relative optimism that America is likely to avoid a capital spending bust, we doubt the country will soon return to the glory days of double-digit growth in either profits or investment. The equity market has taken this more sober outlook on board, and Wall Street has suffered its first bear market in over a decade.

  Bear markets are normally nothing to be afraid of, but the stock market has never been this big relative to the economy. At its peak last winter, equity market capitalization was 86 percent larger than gross domestic product (GDP), compared to 45 percent smaller in 1987. Wall Street matters more to the average family, too. Last winter, stocks comprised 27 percent of households' net worth, compared just 10 percent in 1987. The stocks Americans own are even worth more than the equity they have in their homes. That's why, despite a sharp rise in house

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.



   [BAR GRAPH]

                                           NOW (5/31/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate1                          5.40                   5.70                   6.40                   5.50
Prime rate2                                     7.00                   9.50                   9.25                   7.75
Inflation rate3*                                3.30                   3.40                   3.10                   2.20
The U.S. dollar4                               10.00                  11.10                   4.30                  -0.90
Capital goods orders5*                          1.70                  22.20                  13.30                   5.40
Industrial production 5*                       -1.00                   5.10                   6.50                   3.20
Employment growth6                              0.40                   1.70                   2.70                   2.30

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 4/30/01.


SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.

prices last year, falling stock prices dealt the biggest blow to the household wealth in over 25 years.

  Can U.S. consumers shrug off the big losses? We don't think so. There are only so many Scrooges who pile up money just to count it. People have been saving little because they assumed their stock market gains would take care of their retirement. Many are already having second thoughts; hence the frugality during the Christmas shopping season and the falloff in consumer confidence. History tells us to expect much slower consumer spending when net worth is under pressure.

  So far, though, consumers haven't panicked. Vehicle sales ran at a fantastic rate of more than 17,000,000 annually during the opening months of the year (although sales have slowed in the past couple of months, as car makers became more judicious with incentives). Recreation spending is up sharply, especially at casinos and amusement parks. Folks are not eager to buy another personal computer, but they're still having a love affair with the Internet: Annualized spending on Internet service providers was $22 billion in the first four months of this year (the latest data available from the Bureau of Economic Analysis compared to $10 billion in the first four months of 2000.

  Despite these bright spots, we think businesses vying for a share of consumer wallets will find it tough going during the next couple of years. The recently passed tax cut, with rebates scheduled to begin during the summer should help shoppers stay in the game. But we doubt overall consumption will rise much more than two percent for the next couple of years, as the damage the bear market has done sinks in.

  As the clouds gather over both capital spending and consumption, a little help from our friends would be most welcome. We're not likely to get much. Japan's economy is struggling. Smaller Asian nations are hurting from the rout in the electronics industry, among other things. Political problems have resurfaced in the largest economies in South America. And Europe is slowing down. This is not the stuff of vibrant export growth, and the surprisingly strong dollar has provided an additional headwind. Export volume declined in both the final quarter of 2000 as well as in the first three months of this year. We've trimmed this year's export growth estimate to just 1 percent from the 7 percent to 8 percent we thought likely at the beginning of the year. At least imports fell, too, in the first quarter, so lessened the damage on first quarter growth. However, trade will still likely be a drag on U.S. growth

ECONOMIC OVERVIEW

for the rest of this year and 2002, just as it has been every year since 1996.

  As virtually every part of the economy decelerates, it puts enormous strain on the credit markets, the final link in our chain and the one that holds everything together. The most recent boom encouraged virtually everyone to borrow. People expected profits and incomes to grow so fast that making future payments would be no problem.

  Now, falling profits and surging layoffs will test that optimism. There's little margin for error. Debt service now eats up 14.3 percent of families' after-tax income, an all time high. And non-financial companies have pushed their debt up to 64 percent of GDP, only a smidgen lower than during the junk bond heyday. Defaults are high.

  But consumers and non-financial businesses look downright conservative next to financial companies. In just the past six years, they've doubled their leverage -- from under $4 trillion to over $8 trillion, or nearly 85 percent of GDP. Most of this debt is backed by other debt, such as mortgage pools, asset-backed securities and other structured products. But that doesn't mean it's risk free. The math underlying the securities is complex, counter-parties to the transactions are legion and markets must be almost perfectly liquid to assure constant refunding. The whizzes who concocted this financial legerdemain had better hope they got their models right. So should the rest of us. Of all the risks that come from a slowing economy, a breakdown in the credit markets would have the greatest fallout of all.

  Economic slowdowns and bear markets are no fun whatsoever. They test a country's policymakers, businesspeople and citizens. So far, the evidence strongly suggests that all are keeping their heads and acting appropriately. If that continues to be the case -- as we expect it will -- the worst should be behind us sometime in the second half of the year. Until then, be careful out there.

Zurich Scudder Investments, Inc.

Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF JUNE 6, 2001, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

ECONOMIC OVERVIEW

                           [INTENTIONALLY LEFT BLANK]

PERFORMANCE UPDATE

[CHENG PHOTO]
LEAD PORTFOLIO MANAGER IRENE CHENG JOINED ZURICH SCUDDER INVESTMENTS, INC. IN 1993. PRIOR TO THAT, SHE WORKED IN MERCHANT BANKING AS AN EQUITY ANALYST, AND IN OPERATIONS, FINANCE AND CORPORATE PLANNING. CHENG RECEIVED A BACHELOR'S DEGREE SUMMA CUM LAUDE FROM HARVARD/RADCLIFFE COLLEGE, A MASTER'S DEGREE FROM THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY AND AN M.B.A. FROM HARVARD BUSINESS SCHOOL.


[SLENDEBROEK PHOTO]
PORTFOLIO MANAGER MARC SLENDEBROEK BRINGS MORE THAN 10 YEARS OF INTERNATIONAL INVESTMENT EXPERTISE TO THE FUND. PRIOR TO JOINING THE FIRM IN 1994, SLENDEBROEK WAS RESPONSIBLE FOR THE DUTCH EQUITY RESEARCH PRODUCT AT DRESDNER KLEINWORT BENSON IN LONDON. HE RECEIVED A MASTER'S DEGREE IN CIVIL LAW FROM THE UNIVERSITY OF LEIDEN IN THE NETHERLANDS AND IS FLUENT IN ENGLISH, DUTCH, GERMAN AND SWEDISH.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.


THE PAST SIX MONTHS CONTINUED TO BE A CHALLENGE FOR
INVESTORS IN INTERNATIONAL EQUITIES, ALBEIT WITH
SOME RECENT RELIEF IN APRIL. ALTHOUGH FOREIGN
STOCKS ARE GENERALLY EXPECTED TO PROVIDE INVESTORS
WITH A MEASURE OF PORTFOLIO DIVERSIFICATION,
PROBLEMS IN THE UNITED STATES, PARTICULARLY HIGH
MARKET VOLATILITY AND SLOWER ECONOMIC GROWTH,
NEGATIVELY AFFECTED MARKETS AROUND THE WORLD FOR
THE MAJORITY OF THE PERIOD. IN THE FOLLOWING
INTERVIEW, LEAD PORTFOLIO MANAGER IRENE CHENG AND
PORTFOLIO MANAGER MARC SLENDEBROEK DISCUSS KEMPER
INTERNATIONAL FUND'S STRATEGY IN LIGHT OF THIS
MARKET ENVIRONMENT DURING THE SIX-MONTH PERIOD
ENDED APRIL 30, 2001.

Q     WILL YOU PROVIDE DETAILS OF THE CHALLENGES FACING INTERNATIONAL MARKETS
OVER THE PAST SIX MONTHS?

A The U.S. economy has a broad and important impact on major markets around the world. During the period, stagnant economic growth, disappointing corporate earnings and persistent market volatility in the United States gravely affected Japan, which depends heavily on American consumerism to support its export economies. Moreover, economic conditions in the United States put at risk many European companies that have been acquired by North American companies as part of a growing trend in recent years.

  In the waning months of 2000, the mantle of growth appeared to be passing from the United States to Europe, which was taking on new allure. The region's structural reforms and macroeconomic advantages relative to the United States and Japan -- the latter of which appeared incapable of engineering the reforms necessary to move its economy ahead -- reversed outward investment flows. The euro, which in October strengthened against the dollar, appreciated rapidly through December. Anxious investors around the world bailed out of technology and other high-expectation/high-valuation stocks, choosing instead more traditionally defensive industry sectors, such as energy and finance. Shortly after New Year's, however, in an aggressive attempt to avert recession, the U.S. Federal Reserve dramatically reversed its monetary policy. Even so, by then, many investors believed that an extended economic downturn in the United States would be unavoidable. Despite successive rate reductions, investors continued a broad sell-off in U.S. stocks that left few sectors untouched.

  While attention was focused on the United States, the world's other major markets suffered setbacks as well. Japan's lingering political crisis, its inability to deal with a long-crippled banking sector and weakening U.S. demand for more competitive Japanese exports severely curtailed investment opportunity. In addition, to deal with admitted deflationary pressures, the Bank of Japan was forced to return to a zero-interest-rate policy. The yen weakened. In Europe, falling technology, media and telecommunications shares eroded business confidence. The euro depreciated against the U.S. dollar once again.

PERFORMANCE UPDATE

  Most recently, the onset of spring was sunny. In April, international markets rallied strongly in response to the Fed's surprising move to reduce interest rates a third time. Supported by stronger-than-expected U.S. consumer spending and GDP growth, international markets rose in concert. In addition, the surprising selection of pro-reform candidate Junichiro Koizumi as interim prime minister was a boon to Japan. It is increasingly clear that the Japanese government has no money left for fiscal intervention and therefore has no alternative but to accept, initiate and eventually embrace structural reform.

Q     WHAT IS YOUR VIEW ON THE DEVELOPMENTS TAKING PLACE IN EUROPE?

A     Europe's poor stock market performance for the period obscures the important trends that should support the region's economy over the long term. Investors are rightly concerned that the weakness in the U.S. economy could prove contagious. Indeed, growth is beginning to slow, and consumer and business confidence wanes. However, Europe's structural changes that we've discussed in the past continue to occur, albeit at a pace more tempered than we originally anticipated. Deregulation and restructuring are still taking place in some of the region's most important industries labor markets are growing more flexible and tax-code reform is becoming more widespread as deep cuts in Germany have forced neighboring countries to compete in kind. We are also encouraged by the fact that barriers to merger and acquisition activity are falling and that more companies are gaining access to financing (i.e., borrowing money and selling stock) in the capital markets.

  So far, these changes have had an important impact on Europe's economy, but this has yet to translate into strong relative performance for the region's markets. The good news is that this discrepancy raises the possibility of stronger European stock market performance once investors recognize the implications of these changes. In light of our positive long-term outlook, we are taking advantage of the attractive valuations created by market volatility to buy shares of companies that are positioned to benefit from these trends.

Q     HOW DID KEMPER INTERNATIONAL FUND PERFORM DURING THE PERIOD?

A     Kemper International Fund declined 11.33 percent (A shares unadjusted for sales charges) for the six-month period ended April 30, 2001. In contrast, its unmanaged benchmark -- the MSCI EAFE Index -- fell 8.11 percent. Since we are active investors, it is inevitable that there will be periods of underperformance. The broad correction in global equity markets that began in 2000 continued into the first half of 2001. In Europe, profit downgrades coupled with lower growth expectations pressured equity markets across the continent. Fearful that the United States' extensive inventory correction and reduction in private-sector investments might negatively affect European growth, investors sold shares in sympathy with their U.S. counterparts.

  Despite the setback in performance, we remain confident in the long-term effectiveness of our stock selection process. Utilizing our large team of economists and stock analysts, we integrate broad global themes, country analysis and individual company assessment into our investment process. When evaluating individual companies, we look at a wide range of factors, including their products, earnings, financial strength, management and competition. Most important, we look for companies or industries that are experiencing positive fundamental changes. We believe that this approach enables us to identify the companies best positioned to capitalize on the favorable long-term trends we see unfolding in the global economy.

Q     HOW HAS THE GROWTH AND VALUE "BARBELL" YOU DESCRIBED SIX MONTHS AGO IN THE
ANNUAL REPORT SERVED THE PORTFOLIO?

A     As you know, we shifted to a more neutral stance in 2000 in response to more pronounced market volatility. We accomplished this primarily by reducing the portfolio's weight in technology and telecom-related sectors. We also increased our exposure to pharmaceuticals, materials and consumer staples. This balanced, more neutral positioning helped stabilize the portfolio for the period. We have incrementally ventured back into technology; we found several attractively valued opportunities following the sharp sell-off. However, we remain cautious on the telecom equipment market. We believe that increasing competition among equipment vendors and the weak financial position of telecom operators -- which are the equipment companies' largest customers -- will pressure the performance of these stocks despite strong expectations for demand. Our holdings in the tech sector

PERFORMANCE UPDATE

include companies that we considered to be of the highest quality, such as Sony (Japan), NTT DoCoMo (Japan) and ST Microelectronic (France).

Q     CAN YOU GIVE A FEW DETAILS OF ANY PORTFOLIO REPOSITIONING?

A     We reduced our exposure in European financial stocks, particularly Italian and German insurance companies, as we became increasingly worried about revenue decline and resurfacing of balance sheet problems. The proceeds of the sales were used to increase our Japanese holdings. We initiated or enlarged positions in the Japanese brokers, semiconductors and component-related issues, as well as a number of exporters.

Q     WHAT IS YOUR OUTLOOK FOR THE INTERNATIONAL STOCK MARKETS?

A     We anticipate that the environment for overseas equities will remain challenging in the months ahead. As the markets wrestle with the peculiar combination of falling short-term interest rates and declining corporate earnings, it is likely that the high volatility we have witnessed in the global markets during the past year will persist. International markets are under pressure on a variety of fronts, the most important of which is the economic slowdown in the United States and its potential effects on corporate earnings worldwide. That said, the U.S. Federal Reserve appears committed to keeping the slowdown in check. As world central banks ease policy and global liquidity rises, investors are anticipating economic recovery in six to nine months. Even so, we remain cautious. In this uncertain environment, our security selection will remain focused on companies and industries that are undergoing positive change and that we believe will be able to perform well regardless of the direction of the global economy.

TERMS TO KNOW

CONSOLIDATION The reduction in the number of companies in a particular industry, brought about by merger and acquisition activity.

CURRENCY WEAKNESS A significant decline of a currency's value relative to other currencies, such as the U.S. dollar. Weakness may be prompted by trading or central bank intervention (or the lack of intervention) in the currency markets. For U.S. investors who are investing overseas, a weakness in a foreign currency can have the effect of reducing an investment's total return because the investment, converted back into U.S. dollars, will require more of the foreign currency to purchase dollars.

OVERWEIGHTING/UNDERWEIGHTING The allocation of assets -- usually in terms of sector, industry or country -- within a portfolio relative to the portfolio's benchmark index or investment universe.

RESTRUCTURING Implementation of major corporate changes aimed at greater efficiency and adaptation to changing markets. Cost-cutting initiatives, debt retirement, management realignments and the sale of noncore businesses are all developments frequently associated with corporate restructuring.

LARGEST HOLDINGS

KEMPER INTERNATIONAL FUND'S TOP 10 HOLDINGS
Following is a list of the top 10 holdings in the fund as of April 30, 2001.

               HOLDINGS                                       COUNTRY          PERCENT
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
1.             AVENTIS                                France                    2.6%
--------------------------------------------------------------------------------------
2.             REED INTERNATIONAL                     United Kingdom            2.5%
--------------------------------------------------------------------------------------
3.             TOTAL FINA ELF                         France                    2.4%
--------------------------------------------------------------------------------------
4.             SHELL TRANSPORT & TRADING              United Kingdom            1.8%
--------------------------------------------------------------------------------------
5.             GLAXOSMITHKLINE                        United Kingdom            1.8%
--------------------------------------------------------------------------------------
6.             NESTLE                                 Switzerland               1.8%
--------------------------------------------------------------------------------------
7.             BP AMOCO                               United Kingdom            1.8%
--------------------------------------------------------------------------------------
8.             BAYER                                  Germany                   1.8%
--------------------------------------------------------------------------------------
9.             NOMURA SECURITIES                      Japan                     1.5%
--------------------------------------------------------------------------------------
10.            CANADIAN NATIONAL RAILWAY              Canada                    1.4%
--------------------------------------------------------------------------------------

*PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER INTERNATIONAL FUND
Portfolio of Investments at April 30, 2001 (Unaudited)

                                                                                           PRINCIPAL
    REPURCHASE AGREEMENTS--1.9%                                                             AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------
                                       Salomon Smith Barney,
                                         4.62% to be repurchased at $9,188,179 on
                                         5/1/2001
                                       (Cost $9,187,000)**                                $ 9,187,000   $  9,187,000
                                       ---------------------------------------------------------------------------------
    COMMERCIAL PAPER--8.1%
------------------------------------------------------------------------------------------------------------------------
                                       Federal Home Loan Bank,
                                         4.77%***, 5/1/2001
                                       (Cost $40,000,000)                                  40,000,000     40,000,000
                                       ---------------------------------------------------------------------------------
    COMMON STOCKS--90.0%                                                                    SHARES
------------------------------------------------------------------------------------------------------------------------

    AUSTRALIA--1.6%
                                       Broken Hill Proprietary Co., Ltd.
                                         (PRODUCER OF PETROLEUM, MINERAL AND STEEL
                                         PRODUCTS)                                            426,064      4,697,684
                                       WMC Ltd.
                                         (DEVELOPER OF MINERAL PRODUCTS)                      643,130      3,100,667
                                       ---------------------------------------------------------------------------------
                                                                                                           7,798,351
------------------------------------------------------------------------------------------------------------------------

    BELGIUM--0.5%
                                       Interbrew
                                         (OPERATOR OF BREWING BUSINESS)                        93,400      2,488,735
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    CANADA--2.1%
                                       Alcan Aluminium Ltd.
                                         (MANUFACTURER OF ALUMINUM AND FINISHED
                                         PRODUCTS)                                             34,900      1,552,903
                                       Canadian National Railway Co.
                                         (OPERATOR OF RAILROAD SERVICES)                      179,182      7,115,489
                                       Nortel Networks Corp.
                                         (PROVIDER OF TELEPHONE, DATA, WIRELESS PRODUCTS
                                         FOR THE INTERNET)                                    127,200      1,946,160
                                       ---------------------------------------------------------------------------------
                                                                                                          10,614,552
------------------------------------------------------------------------------------------------------------------------

    FINLAND--1.0%
                                       Nokia Oyj
                                         (MANUFACTURER OF TELECOMMUNICATION SYSTEMS AND
                                         EQUIPMENT)                                           151,000      5,002,607
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    FRANCE--19.6%
                                       Aventis SA "A"
                                         (MANUFACTURER OF LIFE SCIENCE PRODUCTS)              167,731     13,005,833
                                       AXA
                                         (PROVIDER OF INSURANCE, FINANCE AND REAL ESTATE
                                         SERVICES)                                             14,990      1,770,777
                                       Banque Nationale de Paris
                                         (PROVIDER OF BANKING SERVICES)                        54,575      4,857,044
                                       Bouygues
                                         (DEVELOPER OF LARGE PUBLIC PROJECTS, REAL
                                         ESTATE, OFF-SHORE OIL PLATFORMS AND ENERGY
                                         NETWORK)                                              84,802      3,631,984
                                       Cap Gemini SA
                                         (PROVIDER OF COMPUTER CONSULTING SERVICES)            18,546      2,683,379
                                       Christian Dior
                                         (MANUFACTURER OF LUXURY PRODUCTS)                     50,511      2,166,475
                                       Compagnie Generale d'Industrie et de
                                         Participations
                                         (PRODUCER OF AUTOMOBILE COMPONENTS, DIAGNOSTIC
                                         EQUIPMENT AND ABRASIVE PELLETS)                       25,954      1,129,564
                                       Credit Lyonnais SA
                                         (PROVIDER OF DIVERSIFIED BANKING SERVICES)           130,120      5,025,094
                                       Etablissements Economiques du Casino Guichard-
                                         Perrachon SA
                                         (OPERATOR OF SUPERMARKETS AND CONVENIENCE
                                         STORES)                                               31,783      1,795,406

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                            SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------
                                       European Aeronautic Defence and Space Co.*
                                         (MANUFACTURER OF AIRPLANES AND MILITARY
                                         EQUIPMENT)                                            79,293   $  1,443,774
                                       Eurotunnel SA*
                                         (DESIGNER, FINANCER AND CONSTRUCTOR OF A THE
                                         EURO TUNNEL)                                       4,272,754      4,743,823
                                       France Telecom SA
                                         (PROVIDER OF TELECOMMUNICATION SERVICES)              35,937      2,617,377
                                       Groupe Danon
                                         (PRODUCER OF YOGURTS, CHEESES AND BOTTLED
                                         WATER)                                                44,297      5,763,981
                                       Lafarge SA
                                         (PRODUCER OF VARIOUS BUILDING MATERIALS)               7,972        766,843
                                       LVMH
                                         (PRODUCER OF LUXURY GOODS)                            17,488      1,081,085
                                       Orange SA*
                                         (PROVIDER OF COMMUNICATION SERVICES)                 246,537      2,601,412
                                       Pinault-Printemps-Redoute SA
                                         (OPERATOR OF DEPARTMENT STORES)                        1,593        274,632
                                       Publicis SA
                                         (PROVIDER OF ADVERTISING SERVICES)                    72,150      2,435,177
                                       Rhodia SA
                                         (MANUFACTURER OF DRUGS AND CHEMICALS PRODUCTS)       267,706      3,438,246
                                       Schneider Electric SA
                                         (MANUFACTURER OF ELECTRONIC COMPONENTS AND
                                         AUTOMATED MANUFACTURING SYSTEMS)                      76,306      5,215,283
                                       Societe BIC SA
                                         (MANUFACTURER OF OFFICE SUPPLIES)                     51,210      1,964,030
                                       Societe Generale "A"*
                                         (PROVIDER OF BANKING SERVICES)                        38,017      2,454,838
                                       Suez Lyonnaise des Eaux SA
                                         (DISTRIBUTOR OF WATER AND ELECTRICITY)                44,955      6,652,174
                                       Television Francaise
                                         (PROVIDER OF TELECOMMUNICATION SERVICES)              54,708      2,298,384
                                       Total Fina ELF SA "B"
                                         (EXPLORER OF OIL AND NATURAL GAS)                     80,391     11,995,747
                                       Vivendi Universal SA
                                         (PROVIDER OF VARIOUS PUBLIC SERVICES)                 75,311      5,220,858
                                       ---------------------------------------------------------------------------------
                                                                                                          97,033,220
------------------------------------------------------------------------------------------------------------------------

    GERMANY--10.6%
                                       Allianz AG
                                         (PROVIDER OF MULTI-LINE INSURANCE SERVICES)            8,882      2,559,977
                                       BASF AG
                                         (PRODUCER OF CHEMICALS)                               61,691      2,630,108
                                       Bayer AG
                                         (PRODUCER OF CHEMICAL PRODUCTS)                      207,851      8,732,204
                                       Bayerische Hypo-und Vereinsbank
                                         (PROVIDER OF BANKING SERVICES)                        95,550      5,295,731
                                       Celanese AG
                                         (MANUFACTURER AND DISTRIBUTOR OF INDUSTRIAL
                                         CHEMICALS)                                            15,396        311,100
                                       Commerzbank AG
                                         (PROVIDER OF BANKING SERVICES)                        63,710      1,799,473
                                       Deutsche Bank AG (Registered)
                                         (PROVIDER OF FINANCIAL SERVICES)                      66,465      5,416,387
                                       Deutsche Post AG*
                                         (PROVIDER OF MAIL DELIVERY SERVICES)                 118,835      2,017,045
                                       Deutsche Telekom AG
                                         (PROVIDER OF TELECOMMUNICATION SERVICES)             130,042      3,395,796
                                       E.On AG
                                         (DISTRIBUTOR OF OIL AND CHEMICALS)                   121,373      6,107,066
                                       ERGO Versicherungs Gruppe AG
                                         (PROVIDER OF INSURANCE)                               24,208      3,590,757

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                            SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------
                                       Infineon Technologies AG
                                         (MANUFACTURER AND MARKETER OF SEMICONDUCTORS)         51,130   $  2,225,269
                                       KarstadtQuelle AG
                                         (OPERATOR OF DEPARTMENT STORES)                       67,990      2,101,527
                                       Metro AG
                                         (OPERATOR OF BUILDING, CLOTHING, ELECTRONIC AND
                                         FOOD STORES)                                          74,100      3,376,340
                                       PRoSieben Sat.1 Media AG
                                         (PRODUCER OF TELEVISION PROGRAMMING AND
                                         INTERACTIVE WEBSITES)                                 40,234        732,584
                                       SAP AG
                                         (MANUFACTURER OF COMPUTER SOFTWARE)                   13,835      2,211,884
                                       ---------------------------------------------------------------------------------
                                                                                                          52,503,248
------------------------------------------------------------------------------------------------------------------------

    HONG KONG--0.9%
                                       China Mobile Ltd.*
                                         (PROVIDER OF CELLULAR TELECOMMUNICATION
                                         SERVICES)                                            454,000      2,235,335
                                       Hutchison Whampoa Ltd.
                                         (PROVIDER OF INVESTMENT SERVICES)                    205,600      2,207,819
                                       ---------------------------------------------------------------------------------
                                                                                                           4,443,154
------------------------------------------------------------------------------------------------------------------------

    ITALY--3.3%
                                       Alleanza Assicurazioni SpA
                                         (PROVIDER OF LIFE INSURANCE SERVICES)                 99,100      1,256,054
                                       Assicurazioni Generali SpA
                                         (PROVIDER OF INSURANCE AND FINANCIAL SERVICES)       123,500      3,992,813
                                       Mediobanca SpA
                                         (PROVIDER OF MEDIUM AND LONG TERM BUSINESS
                                         LOANS AND CREDIT)                                    624,700      6,896,889
                                       Riunione Adriatica di Sicurta SpA
                                         (PROVIDER OF INSURANCE SERVICES)                     327,450      4,318,988
                                       ---------------------------------------------------------------------------------
                                                                                                          16,464,744
------------------------------------------------------------------------------------------------------------------------

    JAPAN--19.8%
                                       Advantest Corp.
                                         (PRODUCER OF MEASURING INSTRUMENTS AND
                                         SEMICONDUCTOR TESTING DEVICES)                        16,800      1,924,618
                                       Asahi Glass Co., Ltd.
                                         (MANUFACTURER OF A VARIETY OF GLASS PRODUCTS)        134,000      1,148,355
                                       Canon, Inc.
                                         (PRODUCER OF VISUAL IMAGE AND INFORMATION
                                         EQUIPMENT)                                            51,000      1,999,757
                                       Chugai Pharmaceutical Co., Ltd.
                                         (PRODUCER OF PHARMACEUTICALS)                        223,000      3,308,311
                                       Dai Nippon Printing Co., Ltd.
                                         (OPERATOR OF PRINTING BUSINESS)                       55,000        746,584
                                       Daiwa Securities Co., Ltd.
                                         (PROVIDER OF BROKERAGE AND OTHER FINANCIAL
                                         SERVICES)                                            511,000      5,783,814
                                       East Japan Railway Co.
                                         (OPERATOR OF RAILROAD SERVICES)                          646      3,593,241
                                       Fast Retailing Co., Ltd.
                                         (OPERATOR OF CASUAL CLOTHES RETAIL CHAIN)             10,200      2,199,321
                                       Hoya Corp.
                                         (MANUFACTURER OF ELECTRO-OPTICS PRODUCTS)             10,600        694,155
                                       Ito-Yokado Co., Ltd.
                                         (OPERATOR OF LEADING SUPERMARKETS)                    10,000        557,038
                                       Matsushita Electric Industrial Co., Ltd.
                                         (MANUFACTURER OF CONSUMER ELECTRONIC PRODUCTS)       308,000      5,129,598
                                       Mitsubishi Estate Co., Ltd.
                                         (PROVIDER OF REAL ESTATE SERVICES)                   446,000      4,503,630
                                       Mitsui Fudosan Co., Ltd.
                                         (PROVIDER OF REAL ESTATE SERVICES)                   502,000      4,971,703
                                       Mizuho Holdings, Inc.
                                         (PROVIDER OF FINANCIAL SERVICES)                         452      2,780,920

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                            SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------
                                       Murata Manufacturing Co., Ltd.
                                         (MANUFACTURER OF CERAMIC APPLIED ELECTRONIC
                                         COMPUTERS)                                            20,800   $  1,747,207
                                       NEC Corp.
                                         (MANUFACTURER OF TELECOMMUNICATION AND COMPUTER
                                         EQUIPMENT)                                           321,000      5,852,171
                                       Nikko Securities Co., Ltd.
                                         (PROVIDER OF BROKER AND DEALER SERVICES)             664,000      5,636,672
                                       Nissan Motor Co., Ltd.
                                         (MANUFACTURER OF MOTOR VEHICLES)                     617,000      4,225,071
                                       Nomura Securities Co., Ltd.
                                         (PROVIDER OF FINANCIAL SERVICES)                     353,000      7,448,702
                                       NTT Mobile Communications Network, Inc.
                                         (PROVIDER OF VARIOUS TELECOMMUNICATION SERVICES
                                         AND EQUIPMENT)                                           329      6,756,084
                                       Rohm Co., Ltd.
                                         (DEVELOPER OF LINEAR ICS AND SEMICONDUCTORS)          13,400      2,361,711
                                       Sankyo Co., Ltd.
                                         (PRODUCER OF LEADING ETHICAL DRUGS)                  188,000      3,921,416
                                       Sega Enterprises Co., Ltd.*
                                         (MAKER OF COMMERCIAL AMUSEMENT EQUIPMENT)             59,300      1,212,944
                                       Sharp Corp.
                                         (MANUFACTURER OF CONSUMER AND INDUSTRIAL
                                         ELECTRONICS)                                         341,000      4,683,960
                                       Sony Corp.
                                         (MANUFACTURER OF CONSUMER ELECTRONIC PRODUCTS)        76,000      5,677,419
                                       Tokyo Electron Ltd.
                                         (MANUFACTURER OF SEMICONDUCTOR PRODUCTION
                                         EQUIPMENT)                                            20,900      1,520,737
                                       Toshiba Corp.
                                         (MANUFACTURER OF GENERAL ELECTRONICS)                611,000      4,006,152
                                       Toyota Motor Corp.
                                         (MANUFACTURER OF DIVERSIFIED AUTOMOTIVE
                                         PRODUCTS)                                             75,700      2,515,377
                                       Yamanouchi Pharmaceutical Co., Ltd.
                                         (MANUFACTURER OF A WIDE VARIETY OF
                                         PHARMACEUTICALS)                                      42,000      1,161,290
                                       ---------------------------------------------------------------------------------
                                                                                                          98,067,958
------------------------------------------------------------------------------------------------------------------------

    KOREA--0.6%
                                       Samsung Electronics Co., Ltd.
                                         (MANUFACTURER OF ELECTRONIC PARTS)                    18,380      3,195,915
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    NETHERLANDS--5.5%
                                       Akzo Nobel NV
                                         (PRODUCER AND MARKETER OF HEALTHCARE PRODUCTS,
                                         COATINGS, CHEMICALS AND FIBERS)                       59,820      2,494,552
                                       ASM Lithography Holding NV*
                                         (DEVELOPER AND MANUFACTURER OF PHOTOLITHOGRAPHY
                                         PROJECTION SYSTEMS)                                   92,700      2,453,616
                                       DSM NV
                                         (MANUFACTURER OF CHEMICALS)                           37,700      1,382,936
                                       Elsevier NV
                                         (PUBLISHER OF SCIENTIFIC, PROFESSIONAL,
                                         BUSINESS, AND CONSUMER INFORMATION BOOKS)            117,400      1,608,958
                                       Fortis (NL) NV
                                         (PROVIDER OF BANKING AND INSURANCE SERVICES)          62,100      1,613,900
                                       Gucci Group NV (New York Shares)
                                         (DESIGNER AND PRODUCER OF PERSONAL LUXURY
                                         ACCESSORIES AND APPAREL)                              46,500      4,233,825
                                       Heineken NV
                                         (PRODUCER OF BEER AND SOFT DRINK)                     92,100      4,781,396
                                       Koninklijke (Royal) Philips Electronics NV (ADR)
                                         (MANUFACTURER OF LIGHTING AND ELECTRONIC
                                         PRODUCTS)                                             79,100      2,436,280

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                            SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------
                                       Unilever NV
                                         (MANUFACTURER OF PACKAGED FOOD AND PERSONAL
                                         CARE PRODUCTS)                                        55,520   $  3,146,159
                                       VNU NV
                                         (PROVIDER OF INTERNATIONAL PUBLISHING SERVICES)       53,910      2,243,311
                                       Wolters Kluwer NV*
                                         (PUBLISHER OF EDUCATIONAL AND PROFESSIONAL
                                         MATERIALS)                                            27,200        753,279
                                       ---------------------------------------------------------------------------------
                                                                                                          27,148,212
------------------------------------------------------------------------------------------------------------------------

    SINGAPORE--0.2%
                                       Chartered Semiconductor (ADR)*
                                         (PROVIDER OF WAFER FABRICATION SERVICES TO
                                         SEMICONDUCTOR SUPPLIERS)                              23,000        735,770
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    SPAIN--1.7%
                                       Repsol SA
                                         (EXPLORER, DEVELOPER AND PRODUCER OF CRUDE OIL
                                         PRODUCTS AND NATURAL GAS)                            199,500      3,703,393
                                       Telefonica SA*
                                         (PROVIDER OF TELECOMMUNICATION SERVICES)             282,708      4,791,010
                                       ---------------------------------------------------------------------------------
                                                                                                           8,494,403
------------------------------------------------------------------------------------------------------------------------

    SWEDEN--0.5%
                                       Telefonaktiebolaget LM Ericsson AB "B" (ADR)
                                         (MANUFACTURER OF CELLULAR TELEPHONE EQUIPMENT)       368,500      2,369,455
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    SWITZERLAND--4.5%
                                       Ciba Specialty Chemicals AG (Registered)
                                         (MANUFACTURER OF CHEMICAL PRODUCTS FOR
                                         PLASTICS, COATINGS, FIBERS AND FABRICS)                9,548        568,891
                                       Nestle SA (Registered)
                                         (OPERATOR OF A FOOD AND BEVERAGE CONGLOMERATE)         4,303      8,919,370
                                       Serono SA "B"
                                         (DEVELOPER AND MARKETER OF BIOTECHNOLOGY
                                         PRODUCTS)                                              7,370      6,081,770
                                       STMicroelectronics NV
                                         (MANUFACTURER OF SEMICONDUCTOR INTEGRATED
                                         CIRCUITS)                                             52,089      2,102,764
                                       UBS AG (Registered)
                                         (PROVIDER OF GLOBAL BANKING AND FINANCIAL
                                         SERVICES)                                             30,391      4,629,941
                                       ---------------------------------------------------------------------------------
                                                                                                          22,302,736
------------------------------------------------------------------------------------------------------------------------

    TAIWAN--0.7%
                                       Taiwan Semiconductor Manufacturing Co., Ltd.*
                                         (MANUFACTURER OF INTEGRATED CIRCUITS AND OTHER
                                         SEMICONDUCTOR DEVICES)                               733,000      2,028,063
                                       United Microelectronics Corp., Ltd.*
                                         (MANUFACTURER OF INTEGRATED CIRCUITS)                831,000      1,326,467
                                       ---------------------------------------------------------------------------------
                                                                                                           3,354,530
------------------------------------------------------------------------------------------------------------------------

    UNITED KINGDOM--16.9%
                                       Billiton PLC
                                         (EXPLORER, PRODUCER AND MARKETER OF ALUMINUM
                                         AND OTHER METAL PRODUCTS)                            148,837        732,415
                                       BOC Group PLC
                                         (PRODUCER OF CHEMICAL PRODUCTS)                      255,956      3,763,973
                                       BP Amoco PLC
                                         (PROVIDER OF OIL INTERNATIONALLY)                    991,532      8,893,287
                                       British Airways PLC
                                         (PROVIDER OF PASSENGER AND CARGO AIRLINE
                                         SERVICES)                                            502,271      2,532,709
                                       British Telecommunications PLC
                                         (PROVIDER OF TELECOMMUNICATION SERVICES)             358,308      2,860,084
                                       Cable and Wireless PLC
                                         (PROVIDER OF TELECOMMUNICATION SERVICES)             161,799      1,188,514
                                       Colt Telecom Group PLC*
                                         (PROVIDER OF BANDWIDTH DATA, INTERNET AND
                                         TELECOMMUNICATIONS SERVICES)                         138,575      1,912,935

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                                                                                            SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------
                                       Compass Group PLC*
                                         (PROVIDER OF CATERING SERVICES)                      308,589   $  2,366,101
                                       EMI Group PLC
                                         (PRODUCER OF MUSIC RECORDINGS)                       513,984      3,264,530
                                       GlaxoSmithKline PLC*
                                         (MANUFACTURER OF PRESCRIPTION AND
                                         OVER-THE-COUNTER MEDICINES)                          341,064      9,011,370
                                       Granada Compass PLC
                                         (PROVIDER OF AN ASSORTMENT OF HOSPITALITY AND
                                         MEDIA SERVICES)                                      840,540      2,260,499
                                       J Sainsbury PLC
                                         (DISTRIBUTOR OF FOOD)                                420,998      2,392,390
                                       PowerGen PLC
                                         (PROVIDER OF ELECTRIC UTILITIES IN THE UNITED
                                         KINGDOM)                                             125,715      1,284,025
                                       Reed International PLC
                                         (PUBLISHER OF SCIENTIFIC, PROFESSIONAL AND
                                         BUSINESS TO BUSINESS MATERIALS)                    1,252,057     12,412,103
                                       Reuters Group PLC
                                         (PROVIDER OF INTERNATIONAL NEWS AND
                                         INFORMATION)                                         457,364      6,706,159
                                       Rio Tinto PLC
                                         (OPERATOR OF A MINING, MANUFACTURING AND
                                         DEVELOPMENT COMPANY)                                 206,504      4,182,922
                                       RMC Group PLC
                                         (PRODUCER AND SUPPLIER OF BUILDING AND
                                         CONSTRUCTION MATERIALS)                               60,573        640,341
                                       Shell Transport & Trading PLC
                                         (PROVIDER OF OIL INTERNATIONALLY)                  1,087,211      9,074,918
                                       Vodafone Group PLC
                                         (PROVIDER OF MOBILE TELECOMMUNICATION SERVICES)    1,976,986      6,002,599
                                       Zeneca Group PLC
                                         (MANUFACTURER OF PHARMACEUTICAL AND
                                         AGROCHEMICAL PRODUCTS)                                41,884      1,949,637
                                       ---------------------------------------------------------------------------------
                                                                                                          83,431,511
                                       ---------------------------------------------------------------------------------
                                       TOTAL COMMON STOCKS
                                       (Cost $440,044,354)                                               445,449,101
                                       ---------------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO--100.0%
                                       (Cost $489,231,354)(a)                                           $494,636,101
                                       ---------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

  * Non-income producing security.

 ** Repurchase agreements are fully collateralized by U.S. Treasury and Government agency securities.

*** Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $490,075,019. At April 30, 2001, net unrealized appreciation for all securities based on tax cost was $4,561,082. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $34,613,376 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $30,052,294.

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS & LIABILITIES
As of April 30, 2001 (Unaudited)

ASSETS
----------------------------------------------------------------------------
Investments in securities, at value, (cost $489,231,354)        $494,636,101
----------------------------------------------------------------------------
Cash                                                                   5,556
----------------------------------------------------------------------------
Receivable for investments sold                                    4,160,534
----------------------------------------------------------------------------
Dividends receivable                                                 883,205
----------------------------------------------------------------------------
Interest receivable                                                    1,179
----------------------------------------------------------------------------
Receivable for Fund shares sold                                    7,102,875
----------------------------------------------------------------------------
Foreign taxes recoverable                                            866,634
----------------------------------------------------------------------------
Other assets                                                          12,925
----------------------------------------------------------------------------
TOTAL ASSETS                                                     507,669,009
----------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------
Payable for investments purchased                                  5,898,172
----------------------------------------------------------------------------
Payable for Fund shares redeemed                                  19,245,187
----------------------------------------------------------------------------
Accrued management fee                                               274,572
----------------------------------------------------------------------------
Accrued reorganization costs                                         284,529
----------------------------------------------------------------------------
Accrued Trustees' fees and expenses                                   15,400
----------------------------------------------------------------------------
Other accrued expenses                                               548,630
----------------------------------------------------------------------------
Total liabilities                                                 26,266,490
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $481,402,519
----------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------
Net assets consist of:
Accumulated net investment loss                                 $ (1,607,193)
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
Investment securities                                              5,404,747
----------------------------------------------------------------------------
Foreign currency related transactions                                (67,344)
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (50,278,786)
----------------------------------------------------------------------------
Paid-in capital                                                  527,951,095
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $481,402,519
----------------------------------------------------------------------------
NET ASSETS VALUE
----------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($325,276,618 / 33,940,148 outstanding shares of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                  $ 9.58
----------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $9.58)               $10.16
----------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($107,363,059
  / 11,716,336 outstanding shares of beneficial interest,
  $.01 par value, unlimited number of shares authorized)              $ 9.16
----------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($38,520,077 /
  4,192,096 outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares authorized)                   $ 9.19
----------------------------------------------------------------------------
CLASS I SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($10,242,765 /
  1,043,734 outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares authorized)                   $ 9.81
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended April 30, 2001 (Unaudited)

INVESTMENT INCOME
----------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $429,391)           $  2,161,732
----------------------------------------------------------------------------
Interest                                                             557,988
----------------------------------------------------------------------------
Total income                                                       2,719,720
----------------------------------------------------------------------------
Expenses:
Management fee                                                     1,825,990
----------------------------------------------------------------------------
Services to shareholders                                             786,793
----------------------------------------------------------------------------
Custodian and accounting fees                                         96,380
----------------------------------------------------------------------------
Distribution services fees                                           580,667
----------------------------------------------------------------------------
Administrative service fees                                          590,930
----------------------------------------------------------------------------
Auditing                                                               7,444
----------------------------------------------------------------------------
Legal                                                                  6,602
----------------------------------------------------------------------------
Trustees' fees and expenses                                            1,806
----------------------------------------------------------------------------
Reports to shareholders                                               21,593
----------------------------------------------------------------------------
Registration fees                                                     22,319
----------------------------------------------------------------------------
Reorganization                                                       360,874
----------------------------------------------------------------------------
Other                                                                 74,073
----------------------------------------------------------------------------
Total expenses, before expense reductions                          4,375,471
----------------------------------------------------------------------------
Expense reductions                                                   (33,785)
----------------------------------------------------------------------------
Total expenses, after expense reductions                           4,341,686
----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      (1,621,966)
----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
----------------------------------------------------------------------------
Net realized gain (loss) from:
Investments                                                      (48,465,093)
----------------------------------------------------------------------------
Foreign currency related transactions                               (197,481)
----------------------------------------------------------------------------
                                                                 (48,662,574)
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                       (3,553,141)
----------------------------------------------------------------------------
Foreign currency related transactions                                 51,749
----------------------------------------------------------------------------
                                                                  (3,501,392)
----------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (52,163,966)
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $(53,785,932)
----------------------------------------------------------------------------

 18 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                    ENDED
                                                                  APRIL 30,           YEAR ENDED
                                                                    2001             OCTOBER 31,
                                                                 (UNAUDITED)             2000
INCREASE (DECREASE) IN NET ASSETS
--------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                                    $  (1,621,966)          (3,106,714)
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions               (48,662,574)          96,117,482
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                     (3,501,392)         (87,023,976)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                        (53,785,932)           5,986,792
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net realized gains
  Class A                                                         (23,886,476)         (29,549,468)
--------------------------------------------------------------------------------------------------
  Class B                                                          (9,436,688)         (10,474,973)
--------------------------------------------------------------------------------------------------
  Class C                                                          (2,882,499)          (2,462,330)
--------------------------------------------------------------------------------------------------
  Class I                                                            (818,292)          (1,108,329)
--------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                         759,764,950        1,997,932,905
--------------------------------------------------------------------------------------------------
Reinvestment of distributions                                      34,836,159           41,359,185
--------------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (772,011,695)      (2,110,271,510)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                       22,589,414          (70,979,420)
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                 (68,220,473)        (108,587,728)
--------------------------------------------------------------------------------------------------
Net assets beginning of period                                    549,622,992          658,210,720
--------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment income (loss) of ($1,607,193) and $14,773,
respectively)                                                   $ 481,402,519          549,622,992
--------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  19

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                             CLASS A
                                                ------------------------------------------------------------------
                                                SIX MONTHS
                                                  ENDED
                                                APRIL 30,                 YEAR ENDED OCTOBER 31,
                                                  2001        -----------------------------------------------
                                                (UNAUDITED)    2000      1999      1998      1997      1996
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $11.67       12.85     12.10     12.68     11.96     10.59
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                         (.02)(a)    (.03)(a)    (.01)     .04(a)      --     .04 (a
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                             (1.24)       (.19)     2.57       .01      1.52      1.50
------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (1.26)       (.22)     2.56       .05      1.52      1.54
------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                  --          --        --      (.08)     (.12)     (.12)
------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions        (.83)       (.96)    (1.81)     (.55)     (.68)     (.05)
------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.83)       (.96)    (1.81)     (.63)     (.80)     (.17)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.58       11.67     12.85     12.10     12.68     11.96
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                              (11.33)**    (2.84)    23.47       .45     13.49     14.70
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)        325,277     362,541   464,213   424,431   409,470   352,961
------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)      1.53*(d)    1.46      1.59      1.64      1.57      1.64
------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)       1.53*(d)    1.46      1.59      1.64      1.57      1.64
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            (.49)*      (.21)     (.12)      .36       .16       .34
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            85*         89       140       105        76       104
------------------------------------------------------------------------------------------------------------------

                                                                              CLASS B
                                                 -----------------------------------------------------------------
                                                 SIX MONTHS
                                                   ENDED
                                                 APRIL 30,                 YEAR ENDED OCTOBER 31,
                                                   2001        ----------------------------------------------
                                                 (UNAUDITED)    2000      1999      1998      1997      1996
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $11.23       12.50     11.90     12.50     11.81    10.46
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                          (.05)(a)    (.15)(a)    (.11)    (.08)(a)    (.12)   (.06)(a)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                              (1.19)       (.16)     2.52       .03      1.51     1.47
------------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.24)       (.31)     2.41      (.05)     1.39     1.41
------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                   --          --        --        --      (.02)    (.01)
------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions         (.83)       (.96)    (1.81)     (.55)     (.68)    (.05)
------------------------------------------------------------------------------------------------------------------
Total distributions                                   (.83)       (.96)    (1.81)     (.55)     (.70)    (.06)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $9.16       11.23     12.50     11.90     12.50    11.81
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                               (11.61)**    (3.69)    22.50      (.37)    12.32    13.59
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)         107,363     132,981   138,518   137,224   143,144   96,369
------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)       2.08*(d)    2.37      2.44      2.62      2.57     2.53
------------------------------------------------------------------------------------------------------------------
Ratio of expenses after reductions (%)                2.04*(d)    2.37      2.43      2.62      2.57     2.53
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            (1.09)*     (1.14)     (.96)     (.62)     (.84)    (.55)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             85*         89       140       105        76      104
------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                            CLASS C
                                              --------------------------------------------------------------------
                                              SIX MONTHS
                                                ENDED                      YEAR ENDED OCTOBER 31,
                                              APRIL 30, 2001   ----------------------------------------------
                                              (UNAUDITED)       2000      1999      1998      1997      1996
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $11.25        12.51     11.91     12.51     11.81     10.46
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                        (.05)(a)     (.13)(a)   (.10)    (.08)(a)   (.09)    (.06)(a)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                            (1.18)        (.17)     2.51       .03      1.49      1.47
------------------------------------------------------------------------------------------------------------------
Total from investment operations                   (1.23)        (.30)     2.41      (.05)     1.40      1.41
------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                 --           --        --        --      (.02)     (.01)
------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions       (.83)        (.96)    (1.81)     (.55)     (.68)     (.05)
------------------------------------------------------------------------------------------------------------------
Total distributions                                 (.83)        (.96)    (1.81)     (.55)     (.70)     (.06)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.19        11.25     12.51     11.91     12.51     11.81
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                             (11.50)**     (3.61)    22.49      (.37)    12.45     13.59
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)        38,520       41,962    40,895    26,337    16,658     7,320
------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(%)                                                 2.08*(d)     2.24      2.33      2.55      2.49      2.50
------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions
(%)                                                 1.93*(d)     2.24      2.32      2.55      2.49      2.50
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)           (.97)*      (1.01)     (.85)     (.55)     (.76)     (.52)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           85*          89       140       105        76       104
------------------------------------------------------------------------------------------------------------------

                                                                            CLASS I
                                              --------------------------------------------------------------------
                                              SIX MONTHS
                                                ENDED                      YEAR ENDED OCTOBER 31,
                                              APRIL 30, 2001   ----------------------------------------------
                                              (UNAUDITED)       2000      1999      1998      1997      1996
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $11.89        13.01     12.16     12.72     11.99     10.61
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                         .01(a)       .03(a)    .05       .11(a)    .07       .10(a)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                            (1.26)        (.19)     2.61       .03      1.53      1.48
------------------------------------------------------------------------------------------------------------------
Total from investment operations                   (1.25)        (.16)     2.66       .14      1.60      1.58
------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                 --           --        --      (.15)     (.19)     (.15)
------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions       (.83)        (.96)    (1.81)     (.55)     (.68)     (.05)
------------------------------------------------------------------------------------------------------------------
Total distributions                                 (.83)        (.96)    (1.81)     (.70)     (.87)     (.20)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.81        11.89     13.01     12.16     12.72     11.99
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)(C)                           (11.02)**     (2.32)    24.25      1.18     14.19     15.19
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)        10,243       12,138    14,585    16,692    18,797    15,593
------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(%)                                                  .86*(d)      .97      1.03      1.00      1.04      1.10
------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions
(%)                                                  .86*(d)      .97      1.02      1.00      1.04      1.10
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            .22*         .25       .45      1.00       .69       .88
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           85*          89       140       105        76       104
------------------------------------------------------------------------------------------------------------------

 * Annualized

** Not annualized

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of any sales charges.

(c) Total return would have been lower had certain expenses not been reduced.

(d) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.47% and 1.47%, 1.96% and 1.94%, 1.99% and 1.90% and .85% and .85% for Class A, Class B,
    Class C and Class I, respectively (see Notes to Financial Statements).

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper International Fund (the "Fund") is
                             registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

NOTES TO FINANCIAL STATEMENTS

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain
                             (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             OTHER. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are amortized for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

2    PURCHASES AND SALES
     OF SECURITIES           For the six months ended April 30, 2001, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                              $205,025,268

                             Proceeds from sales                     242,728,698

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc. ("ZSI" or the "Advisor") and pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $1,825,990 for the six months ended April 30, 2001. This was equivalent to an annual effective rate of .73% for the six months ended April 30, 2001.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Scudder Distributors, Inc. ("SDI"), formerly Kemper Distributors, Inc. Underwriting commissions retained by SDI in connection with the distribution of Class A shares for the six months ended April 30, 2001 are $48,459.

                             For services under the distribution services agreement, the Fund pays SDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, SDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by SDI for the six months ended April 30, 2001 are $767,931, of which $82,661 is unpaid as of April 30, 2001.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with SDI. For providing information and administrative services to shareholders, the Fund pays SDI a fee at an annual rate of up to .25% of average daily net assets of Class A, Class B and Class C shareholders. SDI in turn has various agreements with financial services firms that provided these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the Fund to SDI for the six months ended April 30, 2001 are $590,930, of which $96,202 is unpaid. Additionally, $592 was paid by SDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Scudder Investments Service Company (SISC), formerly Kemper Service Company is the shareholder service agent of the Fund. Under the agreement, SISC received shareholder services fees of $621,085, of which $225,346 is unpaid as of April 30, 2001.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or trustees of ZSI. For the six months ended April 30, 2001, the Fund made no payments to its officers and incurred trustees' fees of $1,806 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                    SIX MONTHS ENDED                      YEAR ENDED
                                                                     APRIL 30, 2001                    OCTOBER 31, 2000
                                                              ----------------------------      -------------------------------
                                                                SHARES          AMOUNT             SHARES           AMOUNT

                                       SHARES SOLD

                                       ----------------------------------------------------------------------------------------

                                        Class A                66,775,622    $ 677,155,641       127,381,446    $ 1,737,418,313

                                       ----------------------------------------------------------------------------------------

                                        Class B                 1,932,936       19,120,020         5,894,751         77,977,681

                                       ----------------------------------------------------------------------------------------

                                        Class C                 5,917,694       58,329,334        12,802,858        166,698,198

                                       ----------------------------------------------------------------------------------------

                                        Class I                    64,854          727,810           387,119          5,381,167

                                       ----------------------------------------------------------------------------------------


                                       SHARES ISSUED IN REINVESTMENT OF DIVIDENDS

                                       ----------------------------------------------------------------------------------------

                                        Class A                 2,179,121       22,575,842         1,999,067         27,827,033

                                       ----------------------------------------------------------------------------------------

                                        Class B                   909,261        9,020,139           754,453         10,185,225

                                       ----------------------------------------------------------------------------------------

                                        Class C                   243,405        2,421,889           165,583          2,238,603

                                       ----------------------------------------------------------------------------------------

                                        Class I                    77,343          818,289            78,493          1,108,324

                                       ----------------------------------------------------------------------------------------


                                       SHARES REDEEMED

                                       ----------------------------------------------------------------------------------------

                                        Class A               (66,505,651)    (684,035,891)     (136,238,583)    (1,861,213,108)

                                       ----------------------------------------------------------------------------------------

                                        Class B                (2,522,106)     (25,236,000)       (5,084,183)       (66,416,319)

                                       ----------------------------------------------------------------------------------------

                                        Class C                (5,697,448)     (56,987,027)      (12,509,814)      (164,338,959)

                                       ----------------------------------------------------------------------------------------

                                        Class I                  (119,367)      (1,320,632)         (566,210)        (7,845,578)

                                       ----------------------------------------------------------------------------------------


                                       CONVERSION OF SHARES

                                       ----------------------------------------------------------------------------------------

                                        Class A                   429,501        4,432,145           784,062         10,457,546

                                       ----------------------------------------------------------------------------------------

                                        Class B                  (448,183)      (4,432,145)         (804,190)       (10,457,546)

                                       ----------------------------------------------------------------------------------------

                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS           $  22,589,414                      $   (70,979,420)

                                       ----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus .5%. The
                             Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

--------------------------------------------------------------------------------

6    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended April 30, 2001, the Fund's custodian fees and transfer agent fees were reduced by $212 and $287, respectively, under these arrangements.

--------------------------------------------------------------------------------

7    REORGANIZATION          ZSI has initiated a program to reorganize and
                             combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the funds
                             ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an

NOTES TO FINANCIAL STATEMENTS

                             administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by ZSI and certain of the affected funds. Those costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund. ZSI has agreed to bear $33,286.

--------------------------------------------------------------------------------

8    SUBSEQUENT EVENT        On June 15, 2001 all of the net assets of the
                             Kemper International Fund (the "Fund") were acquired by the Scudder International Fund, pursuant to a plan of reorganization approved by the shareholders on May 24, 2001. The acquisition was accomplished by a tax-free exchange of 31,278,676 shares of Class A, 11,553,935 shares of Class B, 4,036,568 shares of Class C and 938,641 shares of Class I of the Fund, outstanding on June
                             15, 2001, respectively, for 6,657,013 shares of Class A, 2,357,136 shares of Class B, 826,420 shares of Class C and 204,397 shares of Class I of the Scudder International Fund, respectively.

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

JOHN W. BALLANTINE                MARK S. CASADY                    CAROLINE PEARSON
Trustee                           President                         Assistant Secretary
LEWIS A. BURNHAM                  PHILIP J. COLLORA                 BRENDA LYONS
Trustee                           Vice President and                Assistant Treasurer
                                  Assistant Secretary
LINDA C. COUGHLIN
Chairperson, Trustee              JOHN R. HEBBLE
and Vice President                Treasurer
DONALD L. DUNAWAY                 IRENE T. CHENG
Trustee                           Vice President
ROBERT B. HOFFMAN                 KATHRYN L. QUIRK
Trustee                           Vice President
DONALD R. JONES                   WILLIAM F. TRUSCOTT
Trustee                           Vice President
SHIRLEY D. PETERSON               LINDA J. WONDRACK
Trustee                           Vice President
WILLIAM P. SOMMERS                MAUREEN E. KANE
Trustee                           Assistant Secretary

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           SCUDDER INVESTMENTS SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             BROWN BROTHERS HARRIMAN & CO.
                                      40 Water Street
                                      Boston, MA 02116
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 SCUDDER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.scudder.com


[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)
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This report is not to be distributed
unless preceded or accompanied by a
Kemper Global/International prospectus.
KIF - 3 (6/25/01) 12964